Exhibit 99.4

WRITTEN STATEMENT OF THE WISCONSIN PUBLIC SERVICE CORPORATION

CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, I, the undersigned Senior Vice President and Chief Financial Officer of Wisconsin Public Service Corporation hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of Wisconsin Public Service Corporation for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Wisconsin Public Service Corporation.

/s/ Joseph P. O'Leary

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Joseph P. O'Leary
Senior Vice President and Chief Financial Officer
Wisconsin Public Service Corporation

November 13, 2002

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.